UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2022
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation for Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

As disclosed in the Definitive Information Statement on Schedule 14C filed by Riley Exploration Permian, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on September 2, 2022 (the “Information Statement”), and described in greater detail in the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2022, the Board of Directors and holders of record of approximately 75% of the outstanding shares of the Company’s common stock on August 16, 2022 (the “Record Date”), each acting via a written consent to action without meeting (the “Board and Stockholders’ Consents”), approved the (i) change of the Company’s fiscal year period to January 1st through December 31st each year commencing with the 2022 fiscal year and (ii) adoption of the Third Amended and Restated Bylaws (the “Restated Bylaws”), which is described in greater detail in the Information Statement. Prior to such approval, the Company’s fiscal year period was October 1st through September 30th each year.

In accordance with Rule 14c-2 under the Exchange Act, the actions taken by the Board and Stockholders’ Consents became effective 20 calendar days after the date on which the Information Statement was first mailed to the Company’s stockholders of record as of the Record Date. The Information Statement was first mailed on September 2, 2022. As such, the effective date of the actions set forth in the Board and Stockholders’ Consents, including the adoption of the Restated Bylaws, is September 23, 2022.

The foregoing description of the Restated Bylaws to affect the change to the Company’s fiscal year period does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference in its entirety.

The Company will file a Form 10-QT with the SEC for the period of October 1, 2021 through December 31, 2021 on or about September 23, 2022.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

3.1*	Third Amended and Restated Bylaws, effective as of September 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date: September 23, 2022	By:	/s/ Kevin Riley
Kevin Riley
President